                                                                    Exhibit 99.2

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS


                          $[265,815,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AB1


                                  [SURF LOGO]


                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE

                                 APRIL 26, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB1
--------------------------------------------------------------------------------


The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                    $152,878,377
Aggregate Original Principal Balance                       $153,063,131
Number of Mortgage Loans                                            884


                                      MINIMUM                 MAXIMUM                   AVERAGE (1)
                                      -------                 -------                   -----------
Original Principal Balance            $33,600                $750,000                    $173,148
Outstanding Principal Balance         $33,530                $750,000                    $172,939

                                      MINIMUM                 MAXIMUM              WEIGHTED AVERAGE (2)
                                      -------                 -------              --------------------
Original Term (mos)                     180                    360                         357
Stated remaining Term (mos)             173                    358                         353
Loan Age (mos)                           2                      11                          4
Current Interest Rate                 4.500%                 10.150%                      6.912%
Initial Interest Rate Cap (3)         1.000%                  3.000%                      2.896%
Periodic Rate Cap (3)                 1.000%                  2.000%                      1.035%
Gross Margin (3)                      3.280%                  8.790%                      5.880%
Maximum Mortgage Rate (3)             10.500%                17.150%                     13.505%
Minimum Mortgage Rate (3)             4.500%                 10.150%                      6.861%
Months to Roll (3)                       1                      57                          21
Original Loan-to-Value                22.73%                 100.00%                      82.36%
Credit Score (4)                        620                    814                         686


                                      EARLIEST                LATEST
                                      --------                ------
Maturity Date                       10/01/2019              03/01/2035

                                    PERCENT OF                                          PERCENT OF
LIEN POSITION                      MORTGAGE POOL    YEAR OF ORIGINATION               MORTGAGE POOL
-------------                      -------------    -------------------               -------------
1st Lien                              100.00%       2004                                  65.98%
                                                    2005                                  34.02

OCCUPANCY                                           LOAN PURPOSE

Primary                                92.71%       Purchase                               58.26%
Second Home                              0.82       Refinance - Rate/Term                   5.03
Investment                               6.47       Refinance - Cashout                    36.71

LOAN TYPE                                           PROPERTY TYPE

Fixed Rate                             15.94%       Single Family                          69.61%
ARM                                     84.06       Planned Unit Development               15.80
                                                    Two- to Four-Family                     9.71

AMORTIZATION TYPE                                   Condominium                             4.25
Fully Amortizing                       65.74%       Townhouse                               0.55
Interest-Only                           33.76       Manufactured Housing                    0.00
Balloon                                  0.49       Rowhouse                                0.07

(1)   Sum of Principal Balance divided by total number of loans.

(2)   Weighted by Outstanding Principal Balance.

(3)   Adjustable Rate Mortgage Loans only.

(4)   Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                     NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                       OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF            MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES       LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
5.000% or less             5  $  1,892,823       1.24%    4.727%    700       $378,565     78.67%    0.00%   24.30%
5.001% to 5.500%          10     2,134,170       1.40     5.338     704        213,417     78.30     0.00    16.34
5.501% to 6.000%          86    21,718,691      14.21     5.847     699        252,543     79.64     0.00    38.38
6.001% to 6.500%         119    27,155,059      17.76     6.304     685        228,194     79.91     0.00    36.28
6.501% to 7.000%         209    39,174,533      25.62     6.803     681        187,438     80.72     0.00    43.11
7.001% to 7.500%         166    26,620,033      17.41     7.280     682        160,362     84.08     0.00    32.59
7.501% to 8.000%         150    18,291,557      11.96     7.775     685        121,944     84.92     0.00    20.94
8.001% to 8.500%          77     9,808,887       6.42     8.288     682        127,388     88.50     0.00    30.09
8.501% to 9.000%          42     4,290,329       2.81     8.724     684        102,151     90.10     0.00     5.01
9.001% to 9.500%          11     1,123,382       0.73     9.269     697        102,126     91.06     0.00     5.52
9.501% to 10.000%          6       469,796       0.31     9.684     701         78,299     98.18     0.00     0.00
10.001% to 10.500%         3       199,118       0.13    10.117     675         66,373     94.94     0.00     0.00
TOTAL:                   884  $152,878,377     100.00%    6.912%    686       $172,939     82.36%    0.00%   33.76%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 10.150% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.912% per annum.


REMAINING MONTHS TO STATED MATURITY

                     NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
RANGE OF               OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
REMAINING MONTHS    MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL    PERCENT
TO STATED MATURITY   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC      IO
------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  --------
169 to 180                18    $2,260,376       1.48%    7.346%    664        $125,576    73.82%   0.00%      0.00%
229 to 240                 1      $265,433      17.00%  612.500%    626        $265,433  5911.00%   0.00%      0.00%
349 to 360               865  $150,352,569    9835.00%  690.700%    686        $173,818  8253.00%   0.00%   3433.00%
TOTAL:                   884  $152,878,377     100.00%    6.912%    686        $172,939    82.36%   0.00%     33.76%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 358 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 353 months.


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                       NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
RANGE OF ORIGINAL        OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOAN         MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
PRINCIPAL BALANCES     LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
------------------    --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
$50,000 or less             18      $817,534       0.53%    8.232%    675        $45,419     79.67%    0.00%   10.76%
$50,001 to $100,000        237    18,008,071      11.78     7.632     677         75,983     81.09     0.00     7.54
$100,001 to $150,000       223    27,955,999      18.29     7.297     680        125,363     82.53     0.00    18.83
$150,001 to $200,000       126    22,043,392      14.42     6.936     689        174,948     82.62     0.00    35.95
$200,001 to $250,000        95    21,274,247      13.92     6.875     685        223,939     81.36     0.00    42.28
$250,001 to $300,000        73    20,305,337      13.28     6.634     684        278,155     82.15     0.00    38.10
$300,001 to $350,000        47    15,227,600       9.96     6.490     693        323,991     84.26     0.00    48.92
$350,001 to $400,000        33    12,349,360       8.08     6.477     701        374,223     84.06     0.00    36.42
$400,001 to $450,000        20     8,419,550       5.51     6.398     675        420,977     83.95     0.00    61.21
$450,001 to $500,000         7     3,321,986       2.17     6.322     696        474,569     80.37     0.00    42.02
$500,001 to $550,000         1       550,000       0.36     8.300     686        550,000    100.00     0.00   100.00
$550,001 to $600,000         1       552,500       0.36     5.990     740        552,500     85.00     0.00   100.00
$600,001 to $650,000         1       648,301       0.42     5.990     782        648,301     80.00     0.00     0.00
$650,001 to $700,000         1       654,500       0.43     7.125     707        654,500     85.00     0.00   100.00
$700,001 to $750,000         1       750,000       0.49     6.150     664        750,000     45.45     0.00     0.00
TOTAL:                     884  $152,878,377     100.00%    6.912%    686       $172,939     82.36%    0.00%   33.76%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $33,530 to approximately $750,000 and the average outstanding principal balance of the Mortgage Loans was approximately $172,939.

PRODUCT TYPES

                       NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                         OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                      MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
PRODUCT TYPES          LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
------------------    --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Balloon Loans                6      $753,045      0.49%     7.596%    677        $125,507    69.00%    0.00%    0.00%
15 Year Fixed Loans         12     1,507,331      0.99      7.220     658         125,611    76.23     0.00     0.00
20 Year Fixed Loans          1       265,433      0.17      6.125     626         265,433    59.11     0.00     0.00
30 Year Fixed Loans        139    21,849,473     14.29      6.849     693         157,190    78.43     0.00     4.91
Six-Month LIBOR ARM         20     4,686,523      3.07      5.954     695         234,326    87.94     0.00     0.00
2/28 LIBOR ARM             613   105,165,361     68.79      7.014     684         171,559    83.36     0.00    38.94
3/27 LIBOR ARM              88    17,812,818     11.65      6.573     687         202,418    81.40     0.00    50.10
5/25 LIBOR ARM               5       838,394      0.55      7.418     686         167,679    80.00     0.00    79.52
TOTAL:                     884  $152,878,377    100.00%     6.912%    686        $172,939    82.36%    0.00%   33.76%


AMORTIZATION TYPE

                            NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
AMORTIZATION TYPE           LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Fully Amortizing                652  $100,506,236      65.74%     6.984%    685       $154,151    82.40%    0.00%     0.00%
Balloon                           6       753,045       0.49      7.596     677        125,507    69.00     0.00      0.00
24 Month Interest-Only          126    24,372,963      15.94      7.082     689        193,436    82.34     0.00    100.00
36 Month Interest-Only            6     1,187,385       0.78      7.064     695        197,898    87.51     0.00    100.00
60 Month Interest-Only           89    24,148,349      15.80      6.426     688        271,330    82.54     0.00    100.00
120 Month Interest-Only           5     1,910,400       1.25      6.756     667        382,080    80.79     0.00    100.00
TOTAL:                          884  $152,878,377     100.00%     6.912%    686       $172,939    82.36%    0.00%    33.76%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                            NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
STATE                       LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Alabama                           1      $227,245       0.15%    5.990%     688       $227,245    90.00%    0.00%    0.00%
Arizona                          36     4,588,127       3.00     7.079      673        127,448    79.82     0.00    39.19
Arkansas                          1       134,614       0.09     6.200      694        134,614    80.00     0.00     0.00
California                      142    38,727,762      25.33     6.385      686        272,731    80.49     0.00    57.71
Colorado                          8     1,113,537       0.73     6.737      663        139,192    83.53     0.00    30.39
Connecticut                       3       621,146       0.41     6.224      707        207,049    82.64     0.00     0.00
Delaware                          3       879,820       0.58     5.697      680        293,273    79.37     0.00    27.10
District of Columbia              1       235,402       0.15     6.875      640        235,402    79.46     0.00     0.00
Florida                          24     3,980,204       2.60     6.635      688        165,842    82.32     0.00     8.74
Georgia                           4       703,152       0.46     6.426      698        175,788    85.37     0.00    15.32
Idaho                             3       352,154       0.23     6.496      663        117,385    79.99     0.00     0.00
Illinois                         95    19,165,794      12.54     7.173      690        201,745    84.28     0.00    29.70
Indiana                          16     1,893,662       1.24     7.369      706        118,354    89.31     0.00     7.84
Iowa                              2       207,788       0.14     8.171      649        103,894    91.53     0.00     0.00
Kansas                           13     1,472,420       0.96     7.801      688        113,263    84.49     0.00    18.01
Kentucky                          9     1,044,621       0.68     7.478      693        116,069    86.23     0.00    20.72
Louisiana                         4       566,340       0.37     6.942      683        141,585    88.32     0.00     0.00
Maine                             3       346,212       0.23     6.319      678        115,404    73.41     0.00     0.00
Maryland                         15     3,488,464       2.28     6.662      692        232,564    80.92     0.00    28.73
Massachusetts                     8     1,963,433       1.28     6.484      694        245,429    78.04     0.00    34.96
Michigan                         72     8,324,377       5.45     7.630      686        115,616    85.49     0.00    23.15
Minnesota                        28     4,216,457       2.76     7.211      699        150,588    82.37     0.00    22.38
Mississippi                       1       129,610       0.08     7.500      719        129,610   100.00     0.00     0.00
Missouri                         42     5,096,376       3.33     7.276      683        121,342    86.27     0.00    37.41
Montana                           1        98,511       0.06     6.500      678         98,511    91.30     0.00     0.00
Nevada                           29     6,155,109       4.03     6.761      684        212,245    80.52     0.00    63.10
New Jersey                       10     3,015,839       1.97     6.293      675        301,584    74.16     0.00     9.95
New Mexico                        1        49,430       0.03     7.500      673         49,430    80.00     0.00     0.00
New York                         16     4,799,974       3.14     6.253      706        299,998    84.67     0.00     7.13
North Carolina                    3       462,458       0.30     6.654      685        154,153    73.41     0.00    63.86
North Dakota                      2       244,960       0.16     6.806      663        122,480    80.00     0.00    42.46
Ohio                             37     5,096,323       3.33     7.246      688        137,738    85.49     0.00    21.13
Oklahoma                         15     1,232,440       0.81     7.313      674         82,163    79.72     0.00     0.00
Oregon                            4       737,454       0.48     6.966      650        184,364    66.48     0.00    33.68
Pennsylvania                      8     1,097,192       0.72     7.100      681        137,149    87.00     0.00    21.21
Rhode Island                      7     1,666,451       1.09     6.376      649        238,064    69.53     0.00     0.00
South Carolina                    3       492,103       0.32     7.300      678        164,034    89.94     0.00     0.00
South Dakota                      3       510,365       0.33     7.240      670        170,122    81.98     0.00     0.00
Tennessee                        14     1,574,997       1.03     7.072      689        112,500    86.98     0.00    26.46
Texas                           137    14,996,909       9.81     7.581      680        109,466    82.59     0.00    12.33
Utah                              9     1,857,950       1.22     7.154      690        206,439    86.24     0.00    54.22
Virginia                          9     1,948,940       1.27     6.699      690        216,549    85.13     0.00    58.37
Washington                       29     5,661,269       3.70     6.921      689        195,216    80.82     0.00    42.98
Wisconsin                         9     1,373,495       0.90     8.152      687        152,611    92.09     0.00    23.66
Wyoming                           4       327,495       0.21     7.284      689         81,874    89.14     0.00     0.00
TOTAL:                          884  $152,878,377     100.00%    6.912%     686       $172,939    82.36%    0.00%   33.76%

No more than approximately 0.82% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


ORIGINAL LOAN-TO-VALUE RATIOS

                            NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF ORIGINAL          MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
LOAN-TO-VALUE RATIOS        LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
50.00% or less                   15    $2,783,868      1.82%    6.461%     661       $185,591     42.67%    0.00%    7.36%
50.01% to 55.00%                 10     1,820,059      1.19     6.584      659        182,006     52.85     0.00     0.00
55.01% to 60.00%                 10     1,922,442      1.26     6.592      667        192,244     58.37     0.00     0.00
60.01% to 65.00%                  9     1,776,430      1.16     6.232      682        197,381     62.12     0.00    38.44
65.01% to 70.00%                 13     2,799,385      1.83     6.123      668        215,337     67.98     0.00    32.61
70.01% to 75.00%                 33     5,825,674      3.81     6.198      674        176,536     73.62     0.00    23.24
75.01% to 80.00%                516    81,292,868     53.17     6.915      680        157,544     79.87     0.00    41.24
80.01% to 85.00%                 32     7,749,041      5.07     6.579      691        242,158     84.19     0.00    38.65
85.01% to 90.00%                110    21,499,280     14.06     6.812      699        195,448     89.55     0.00    27.26
90.01% to 95.00%                 67    14,736,860      9.64     7.056      698        219,953     94.78     0.00    30.40
95.01% to 100.00%                69    10,672,469      6.98     8.076      709        154,673    100.00     0.00    15.03
TOTAL:                          884  $152,878,377    100.00%    6.912%     686       $172,939     82.36%    0.00%   33.76%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 22.73% to 100.00%.

LOAN PURPOSE


                            NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
LOAN PURPOSE                LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Purchase                        570   $89,067,148      58.26%    7.107%    691       $156,258     84.31%    0.00%   35.82%
Refinance - Cashout             273    56,121,102      36.71     6.656     678        205,572     79.32     0.00    30.30
Refinance - Rate/Term            41     7,690,127       5.03     6.527     686        187,564     82.01     0.00    35.25
TOTAL:                          884  $152,878,377     100.00%    6.912%    686       $172,939     82.36%    0.00%   33.76%


PROPERTY TYPE


                            NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
PROPERTY TYPE               LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Single Family                   637  $106,417,636      69.61%    6.919%    684        $167,061   81.97%    0.00%    32.12%
Planned Unit Development        132    24,159,078      15.80     6.850     691         183,023   82.68     0.00     45.35
Two- to Four-Family              64    14,850,716       9.71     6.980     691         232,042   83.63     0.00     27.49
Condominium                      43     6,500,952       4.25     6.964     679         151,185   83.65     0.00     36.95
Townhouse                         6       836,586       0.55     6.225     715         139,431   89.76     0.00      0.00
Rowhouse                          2       113,409       0.07     6.864     658          56,705   87.04     0.00      0.00
TOTAL:                          884  $152,878,377     100.00%    6.912%    686        $172,939   82.36%    0.00%    33.76%


DOCUMENTATION

                            NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
DOCUMENTATION               LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Stated Documentation            884  $152,878,377     100.00%    6.912%     686       $172,939    82.36%    0.00%   33.76%
TOTAL:                          884  $152,878,377     100.00%    6.912%     686       $172,939    82.36%    0.00%   33.76%


OCCUPANCY

                            NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
OCCUPANCY                   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
Primary                         798  $141,735,362      92.71%    6.879%    686        $177,613    82.35%    0.00%   36.27%
Investment                       79     9,890,283       6.47     7.395     689         125,193    83.24     0.00     2.15
Second Home                       7     1,252,732       0.82     6.846     691         178,962    76.27     0.00     0.00
TOTAL:                          884  $152,878,377     100.00%    6.912%    686        $172,939    82.36%    0.00%   33.76%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                            NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
MORTGAGE LOANS AGE         MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
(MONTHS)                    LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
2                                22    $2,767,492       1.81%    7.332%    676        $125,795    80.43%    0.00%   17.37%
3                               307    50,534,395      33.06     7.101     689         164,607    83.33     0.00    29.74
4                               376    65,112,546      42.59     6.903     685         173,172    82.03     0.00    42.40
5                               127    24,647,266      16.12     6.636     682         194,073    81.74     0.00    25.01
6                                42     8,293,510       5.42     6.482     693         197,465    81.89     0.00    24.20
7                                 9     1,361,060       0.89     7.186     669         151,229    80.66     0.00    24.33
11                                1       162,108       0.11     6.375     691         162,108    80.94     0.00     0.00
TOTAL:                          884  $152,878,377     100.00%    6.912%    686        $172,939    82.36%    0.00%   33.76%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.


ORIGINAL PREPAYMENT PENALTY TERM

                            NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
ORIGINAL PREPAYMENT        MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
PENALTY TERM                LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
None                            146   $26,557,578      17.37%    7.332%    688        $181,901    84.47%    0.00%   27.31%
12 Months                        53     8,098,287       5.30     7.015     686         152,798    82.74     0.00    25.87
13 Months                         1       328,500       0.21     5.750     730         328,500    90.00     0.00   100.00
24 Months                       432    74,472,791      48.71     6.870     684         172,391    82.90     0.00    41.18
36 Months                       225    37,714,358      24.67     6.782     689         167,619    80.52     0.00    28.31
60 Months                        27     5,706,864       3.73     6.292     680         211,365    76.73     0.00    10.47
TOTAL:                          884  $152,878,377     100.00%    6.912%    686        $172,939    82.36%    0.00%   33.76%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 28 months.


CREDIT SCORES

                            NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF CREDIT SCORES      LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
620 to 625                       22    $3,956,931       2.59%    6.759%    622        $179,861    73.73%    0.00%   45.88%
626 to 650                      156    23,588,563      15.43     7.054     639         151,209    76.04     0.00    32.33
651 to 675                      256    42,098,234      27.54     6.948     665         164,446    81.32     0.00    28.85
676 to 700                      209    37,161,401      24.31     6.968     687         177,806    85.30     0.00    39.52
701 to 725                      114    20,407,080      13.35     6.788     712         179,009    84.45     0.00    22.85
726 to 750                       79    15,042,851       9.84     6.852     737         190,416    85.82     0.00    43.93
751 to 775                       35     7,482,803       4.89     6.680     760         213,794    84.59     0.00    44.50
776 to 800                       11     2,800,882       1.83     6.546     784         254,626    85.80     0.00    20.14
801 to 814                        2       339,633       0.22     6.551     808         169,816    73.73     0.00    52.99
TOTAL:                          884  $152,878,377     100.00%    6.912%    686        $172,939    82.36%    0.00%   33.76%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 620 to 814 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 686.


CREDIT GRADE

                            NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
CREDIT GRADE                LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
PA1                              83   $16,114,511     10.54%     6.555%    748       $194,151     78.42%   0.00%    50.10%
PA2                             131    21,783,892     14.25      6.712     695        166,289     77.96      --     38.94
PA3                             371    55,851,163     36.53       6.96     651        150,542     76.09      --     33.55
SA1                             203    40,014,182     26.17      7.029     713        197,114     91.71      --     28.17
SA2                              96    19,114,630      12.5      7.056     668        199,111     89.47      --     26.43
TOTAL:                          884  $152,878,377    100.00%     6.912%    686       $172,939     82.36%   0.00%    33.76%

GROSS MARGINS


                            NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
RANGE OF GROSS MARGINS      LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
3.001% to 3.500%                  1      $303,995       0.24%    5.990%    759        $303,995    80.00%    0.00%  100.00%
3.501% to 4.000%                  3       699,191       0.54     6.021     702         233,064    84.77     0.00    39.74
4.001% to 4.500%                  9     2,568,939       2.00     5.294     690         285,438    77.78     0.00    31.48
4.501% to 5.000%                 47     9,886,889       7.69     6.087     694         210,359    81.99     0.00    52.87
5.001% to 5.500%                158    30,539,143      23.77     6.559     687         193,286    81.39     0.00    47.00
5.501% to 6.000%                186    36,227,775      28.19     6.772     682         194,773    81.26     0.00    43.33
6.001% to 6.500%                151    23,991,382      18.67     7.094     679         158,883    82.71     0.00    30.24
6.501% to 7.000%                 98    14,368,539      11.18     7.715     687         146,618    87.70     0.00    34.84
7.001% to 7.500%                 40     5,808,574       4.52     8.055     689         145,214    92.42     0.00    21.57
7.501% to 8.000%                 22     2,816,665       2.19     8.462     693         128,030    93.36     0.00     2.20
8.001% to 8.500%                 10     1,217,035       0.95     9.043     681         121,704    98.58     0.00    24.65
8.501% to 9.000%                  1        74,968       0.06    10.100     660          74,968   100.00     0.00     0.00
TOTAL:                          726  $128,503,095     100.00%    6.917%    685        $177,002    83.23%    0.00%   39.33%

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 3.280% per annum to 8.790% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.880% per annum.


MAXIMUM MORTGAGE RATES


                            NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
RANGE OF MAXIMUM           MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
MORTGAGE RATES              LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
11.500% or less                   9    $2,627,507       2.04%    5.004%     705      $291,945     77.95%    0.00%   30.78%
11.501% to 12.000%               56    13,976,745      10.88     5.819      694       249,585     79.62     0.00    51.01
12.001% to 12.500%               64    16,167,373      12.58     6.281      682       252,615     80.59     0.00    38.80
12.501% to 13.000%               64    14,685,999      11.43     6.573      681       229,469     82.44     0.00    49.20
13.001% to 13.500%               60    11,307,394       8.80     6.679      689       188,457     84.95     0.00    36.51
13.501% to 14.000%              147    26,141,739      20.34     6.927      684       177,835     82.81     0.00    42.02
14.001% to 14.500%              118    19,495,515      15.17     7.341      680       165,216     84.34     0.00    41.82
14.501% to 15.000%              109    12,900,449      10.04     7.789      687       118,353     84.74     0.00    25.10
15.001% to 15.500%               56     6,909,069       5.38     8.323      681       123,376     87.35     0.00    33.67
15.501% to 16.000%               26     2,934,471       2.28     8.736      691       112,864     92.27     0.00     7.32
16.001% to 16.500%                9       773,382       0.60     9.340      702        85,931     89.70     0.00     8.02
16.501% to 17.000%                5       384,336       0.30     9.675      705        76,867    100.00     0.00     0.00
17.001% to 17.500%                3       199,118       0.15    10.117      675        66,373     94.94     0.00     0.00
TOTAL:                          726  $128,503,095     100.00%    6.917%     685      $177,002     83.23%    0.00%   39.33%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 17.150% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.505% per annum.

NEXT RATE ADJUSTMENT DATE

                            NUMBER    AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                              OF      PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE  PERCENT
                           MORTGAGE    BALANCE      MORTGAGE   AVERAGE   CREDIT      BALANCE    ORIGINAL    FULL   PERCENT
NEXT RATE ADJUSTMENT DATE   LOANS    OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING     LTV       DOC     IO
-------------------------  --------  ------------  ----------  --------  --------  -----------  --------  -------  -------
June 2005                         4    $1,028,841       0.80%    6.412%     714      $257,210     93.23%    0.00%    0.00%
July 2005                         6     1,240,886       0.97     6.016      673       206,814     83.28     0.00     0.00
August 2005                       9     2,224,029       1.73     5.677      693       247,114     87.91     0.00     0.00
November 2005                     1       192,767       0.15     6.300      751       192,767     90.00     0.00     0.00
October 2006                      7     1,185,576       0.92     7.331      669       169,368     80.52     0.00    27.93
November 2006                    22     4,714,994       3.67     6.502      687       214,318     81.48     0.00     9.39
December 2006                    65    11,982,285       9.32     6.587      684       184,343     83.00     0.00    18.08
January 2007                    270    47,638,465      37.07     6.941      682       176,439     82.88     0.00    51.17
February 2007                   230    37,353,272      29.07     7.274      688       162,406     84.55     0.00    35.23
March 2007                       18     2,181,192       1.70     7.403      673       121,177     80.50     0.00    22.04
November 2007                    11     2,368,349       1.84     6.251      696       215,304     83.13     0.00    66.05
December 2007                    33     7,850,008       6.11     6.551      681       237,879     82.56     0.00    50.92
January 2008                     25     3,842,314       2.99     6.569      693       153,693     78.65     0.00    46.59
February 2008                    19     3,527,824       2.75     6.861      691       185,675     80.10     0.00    44.55
March 2008                        1       333,900       0.26     6.850      682       333,900     90.00     0.00     0.00
January 2010                      3       539,594       0.42     7.417      690       179,865     80.00     0.00    68.18
February 2010                     2       298,800       0.23     7.421      678       149,400     80.00     0.00   100.00
TOTAL:                          726  $128,503,095     100.00%    6.917%     685      $177,002     83.23%    0.00%   39.33%